UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

August 2, 2005

Date of Report (Date of earliest event reported)

HAGGAR CORP.

(Exact name of registrant as specified in its charter)

NEVADA	0-20850	75-2187001
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification Number)

11511 Luna Road

Dallas, Texas  75234

(Address of principal executive offices including zip code)

(214) 352-8481

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 2, 2005, Haggar Corp. (together with its subsidiaries the “Company”) issued the press release attached hereto as Exhibit 99 and as required in “Item 9.01 Financial Statements and Exhibits.”

The information furnished under this “Item 2.02. Results of Operations and Financial Condition” is also intended to be furnished under “Item 7.01. Regulation FD Disclosure” in accordance with SEC Release No. 33-8400A.

The table following this narrative sets forth information concerning the quarterly and annual consolidated operating results of the Company for the fiscal year ended September 30, 2004, together with actual and projected quarterly and projected annual consolidated operating results for the fiscal year commencing October 1, 2004, and ending September 30, 2005.  The projections for fiscal 2005 are based on the Company’s historical operating performance, current trends and the Company’s internal operating forecast for 2005.

This Current Report on Form 8-K and Exhibit 99 contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”).  All statements other than statements of historical facts contained in this report, including statements of the Company’s projected quarterly and annual consolidated operating results and future financial position, are forward-looking statements.  The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements.  The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs.  These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions that could affect the results of the Company or the apparel industry generally and could cause the Company’s expected results to differ materially from those expressed in this Current Report on Form 8-K.  These risks, uncertainties and assumptions include, among other things:

•                  changes in general business conditions,

•                  changes in the performance of the retail sector in general and the apparel industry in particular,

•                  seasonality of the Company’s business,

•                  changes in retailer and consumer acceptance of new products and the success of advertising, marketing, and promotional campaigns,

•                  impact of competition in the apparel industry,

•                  availability and cost of raw materials,

•                  changes in laws and other regulatory actions,

•                  changes in labor relations,

•                  political and economic events and conditions domestically or in foreign jurisdictions in which the Company operates or has apparel products manufactured, including, but not limited to, acts of terrorism, war, or insurrection,

•                  unexpected judicial decisions,

•                  changes in interest rates and capital market conditions,

•                  acquisitions or dissolution of business enterprises, including the ability to integrate acquired businesses effectively,

•                  natural disasters,

•                  unusual or infrequent items that cannot be foreseen or are not susceptible to estimation, and

•                  impact of the identification of material weaknesses in disclosure controls and procedures.

In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.  Accordingly, readers are cautioned not to place undue reliance on such forward-looking statements.  The Company cautions that the quarterly and annual projections included in this report are given as of the date hereof based on currently available information.  The Company undertakes no obligation to update any such statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.  Investors should also consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 10, 2004.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 2.02 and the information intended to be furnished pursuant to Item 9.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01. Financial Statements and Exhibits.

(c)                                  Exhibits

99            -                    Press release dated August 2, 2005.

HAGGAR CORP.

QUARTERLY & ANNUAL PROJECTIONS FOR

FISCAL 2005 COMPARED

TO FISCAL 2004

($ in millions except EPS data)

	1st Quarter		2nd Quarter		3rd Quarter		4th Quarter				Annual Total
	(1), (2)		(2), (3)		(3),(4)		2005				(1), (2), (3),(4) 2005
	2005 Actual	2004 Actual	2005 Actual	2004 Actual	2005 Actual	2004 Actual	Projected Range			2004 Actual	Projected Range			2004 Actual
NET SALES	$100.5	$107.7	$120.8	$132.1	$119.5	$116.3	$119	-	$125	$131.8	$459.8	-	$465.8	$487.9

NET INCOME (LOSS)	$(3.3)	$1.2	$3.4	$2.7	$4.8	$1.7	$4.1	-	$4.7	$3.8	$9.0	-	$9.6	$9.4

EPS CALCULATION - Basic net income (loss) per common share	$(0.46)	$0.18	$0.49	$0.39	$0.68	$0.24	$0.58	-	$0.66	$0.55	$1.26	-	$1.35	$1.37

EPS CALCULATION - Diluted net income (loss) per common share	$(0.46)	$0.18	$0.48	$0.38	$0.67	$0.23	$0.58	-	$0.66	$0.54	$1.26	-	$1.35	$1.34

(1)          The first quarter fiscal 2005 results include a pre-tax increase of $2.5 million ($1.6 million after tax) as compared to the first quarter of fiscal 2004, due to increased media advertising expense incurred to introduce the ForeverNew™ product line.  The results for the first quarter of fiscal 2005 also include a non-recurring pre-tax reversal of a legal reserve of $0.3 million ($0.2 million after tax) to reorganization costs in connection with the successful appeal of a wrongful termination lawsuit.

(2)          The results for the first and second quarters of fiscal 2005 include pre-tax charges of $1.7 million ($1.1 million after tax) and $0.3 million ($0.2 million after tax), respectively, in connection with a wrongful termination lawsuit.

(3)          The results for the second quarter of fiscal 2005 include a pre-tax charge of $0.8 million ($0.5 million after tax) to reorganization costs for the closure of the two remaining Company-operated sewing facilities.  The results for the third quarter of fiscal 2005 include a pre-tax charge for the remaining costs of closure of the sewing facilities of $0.8 million pre-tax ($0.5 million after tax).

(4)          The results for the third quarter of fiscal 2005 include a non-recurring pre-tax reversal of a legal reserve of $2.6 million ($1.6 million after tax) to reorganization costs in connection with the successful appeal of a wrongful termination lawsuit.  The third quarter of fiscal 2005 also includes a $0.5 million pre-tax gain ($0.3 million after tax) on the sale of a Company-owned apartment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 2, 2005
HAGGAR CORP.
(Registrant)

	By:	/s/ John Feray
John Feray
(Chief Accounting Officer)